UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 25, 2017

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Retirement of Directors.

Following the annual meeting of shareholders of El Paso Electric Company (the “Company”) held on May 25, 2017 (the “Annual Meeting”), Mr. J. Robert Brown and Mr. Thomas V. Shockley, III retired from the Board of Directors of the Company (the “Board”) in accordance with the director retirement policy in the Company’s Corporate Governance Guidelines.

Appointment of New Directors.

In accordance with Article III, Section 3 of the Company’s Bylaws and based on the recommendation of the Company’s Nominating and Corporate Governance Committee, the Board appointed Mr. Paul M. Barbas and Mr. Raymond Palacios, Jr. to fill the Board positions vacated by the retirements of Mr. Brown and Mr. Shockley.

Mr. Barbas will initially serve as a Class I Director, filling the unexpired term of Mr. Shockley. Mr. Barbas was appointed by the Board to serve on the Compensation and Energy Resources and Environmental Committees of the Board. Mr. Barbas, who is currently retired, last served as the President and Chief Executive Officer of DPL Inc., a midsize utility in Dayton, Ohio, and its principal subsidiary, The Dayton Power and Light Company, from 2006 to 2011. DPL Inc. was acquired by AES Corporation in 2011.

Mr. Palacios will initially serve as a Class I Director, filling the unexpired term of Mr. Brown. Mr. Palacios was appointed by the Board to serve on the Audit and the Public Policy and Corporate Reputation Committees of the Board. Mr. Palacios is president of Bravo Cadillac, a car dealership, in El Paso, Texas and Bravo Chevrolet Cadillac, a car dealership in Las Cruces, New Mexico.

Both Mr. Barbas and Mr. Palacios will be compensated under the Company’s non-employee director compensation program as described in the Company’s Proxy Statement relating to the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 14, 2017.

Appointment of Principal Officers.

On May 25, 2017, Ms. Mary E. Kipp was appointed by the Board to serve as President of the Company concurrently with her position as the Company’s Chief Executive Officer. Ms. Kipp, age 49, has served as the Company’s Chief Executive Officer since December 2015. Previously, she was the Company’s President from September 2014 to December 2015, Senior Vice President, General Counsel and Chief Compliance Officer from June 2010 to September 2014, and Vice President - Legal and Chief Compliance Officer from December 2009 to June 2010.

Ms. Kipp remains a party to the employment agreement previously described in the Company’s Proxy Statement relating to the Annual Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 14, 2017. In addition, on May 25, 2017, Ms. Kipp entered into a new change of control agreement, the terms of which are materially the same as the change of control agreement that Ms. Kipp was previously party to. The material terms of the change of control agreement are described in the Company’s Proxy Statement relating to the Annual Meeting filed by the Company with the SEC on April 14, 2017, and a copy of the agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

In addition, on May 25, 2017, Mr. John R. Boomer’s title was changed to Senior Vice President after he tendered his resignation as Senior Vice President - General Counsel of the Company. Mr. Boomer has informed the Company that he plans to step down as Senior Vice President and leave the Company on or about July 7, 2017.

On May 25, 2017 and in connection with Mr. Boomer’s resignation as the Company’s General Counsel, Mr. Adrian J. Rodriguez, a native El Pasoan who has served as an attorney in the Company’s Office of the General Counsel since April 2013, was appointed by the Board to serve as Vice President - General Counsel and Assistant Secretary, with primary responsibility for oversight of the Company’s legal affairs. Prior to joining the Company, Mr. Rodriguez, age 39, was an attorney in the Dallas office of Vinson & Elkins LLP, where he practiced in the energy regulation practice group and complex commercial litigation practice group. Mr. Rodriguez also served as a law clerk to the United District Court for the Western District of Texas in San Antonio. Mr. Rodriguez received his Bachelor of Arts in Economics and Government from The University of Texas at Austin with highest honors, where he was a State of Texas recipient of the 1999 Truman Scholarship; a Master in Public Policy from Harvard University, where he was the editor-in-chief of the Harvard Journal of Hispanic Policy; and a Juris Doctorate from Columbia University School of Law, where he was a managing editor of the Columbia Law Review. In connection with Mr. Rodriguez’s appointment, he entered into a change of control agreement with the Company, which is described in the Company’s Proxy Statement relating to the Annual Meeting filed by the Company with the SEC on April 14, 2017.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 25, 2017.  As of the close of business on the record date, March 27, 2017, the Company had a total of 40,557,679 shares of common stock outstanding and entitled to vote at the annual meeting, of which 38,545,156 shares were represented at the meeting in person or by proxy. The matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below. A detailed discussion of each of these proposals can be found in the Company’s Proxy Statement relating to the Annual Meeting filed by the Company with the SEC on April 14, 2017.

Proposal 1:  Election of Class II Directors

The Company’s shareholders elected the following persons to serve as Class II directors to hold office for a three-year term expiring at the Company’s 2020 annual meeting of shareholders:

Director	Votes For	Votes Withheld	Broker Non-Votes
Catherine A. Allen	36,268,841	1,105,783	1,170,532
Edward Escudero	36,282,389	1,092,235	1,170,532
Eric B. Siegel	36,016,905	1,357,719	1,170,532

In addition to the Class II directors listed in the table above and the two new directors discussed elsewhere in this Current Report on Form 8-K, the following individuals continue to serve as Class I and Class III directors of the Company following the annual meeting: James W. Cicconi, James W. Harris, Woodley L. Hunt, Mary E. Kipp, Stephen N. Wertheimer, and Charles A. Yamarone.

Proposal 2:   Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 by the following vote:

Description	Number of Votes
FOR	37,649,537
AGAINST	891,979
ABSTAIN	3,640

Proposal 3:  Advisory Vote on the Company’s Executive Compensation

The Company’s shareholders approved an advisory vote on the Company’s executive compensation, also known as the “say on pay” vote by the following vote:

Description	Number of Votes
FOR	36,994,287
AGAINST	286,888
ABSTAIN	93,449
BROKER NON-VOTES	1,170,532

Item 8.01. Other Events.

On May 25, 2017, the Board approved an increase to the quarterly cash dividend to $0.335 per share of common stock from its current quarterly rate of $0.31 per share, commencing with the June 30, 2017 dividend payment, which will be payable to shareholders of record as of the close of business on June 16, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Change of Control Agreement between Mary E. Kipp and the Company

†     Management contract or compensatory plan or arrangement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017

EL PASO ELECTRIC COMPANY
(Registrant)

By:	/s/ NATHAN T. HIRSCHI
Name:	Nathan T. Hirschi
Title:	Senior Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
†10.1	Change of Control Agreement between Mary E. Kipp and the Company

†     Management contract or compensatory plan or arrangement